Bryn Mawr Bank Corporation NASDAQ: BMTC Fourth Quarter 2009 Update Exhibit 99.1

This presentation contains certain forward-looking statements.
Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words believe, expect, anticipate, intend, plan, estimate or words of similar meaning. Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors, many of which are beyond Bryn Mawr Bank Corporation's (“the Corporation”) control could cause actual conditions, events or results to differ significantly from those described in the forward looking statements. Forward-
looking statements speak only as of the date they are made. The
Corporation does not undertake to update forward-looking statements.
Safe Harbor

Where to Find More Information About the First Keystone
Financial, Inc. Merger
The Corporation has filed with the Securities and Exchange Commission ("SEC") a Registration
Statement on Form S-4 concerning the proposed merger of First Keystone Financial, Inc. into the
Corporation (the “Merger”). The Registration Statement includes a prospectus for the offer and sale of the Corporation’s Common Shares to First Keystone Financial, Inc.'s shareholders as well as a proxy statement for the solicitation of proxies from First Keystone Financial, Inc.'s shareholders for use at the meeting at which the Merger will be voted upon. The combined prospectus and proxy statement and other documents filed by the Corporation with the SEC contain important information about the Corporation, First Keystone Financial, Inc., and the
Merger. We urge investors and First Keystone Financial, Inc.'s shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. First Keystone Financial, Inc.'s shareholders in particular should read the combined prospectus and proxy statement carefully before making a decision concerning the Merger. Investors and shareholders may obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about the Corporation – at the SEC’s website at
http://www.sec.gov.
Copies of the combined prospectus
and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to
Bryn Mawr Bank Corporation, 801 Lancaster Avenue, Bryn Mawr, PA 19010, attention Robert
Ricciardi, Secretary, telephone (610) 526-2059

Bryn Mawr Bank Corporation
Profile
Founded in 1889 – 120 year history
A unique business model with a traditional
commercial bank ($1.2 billion) and a trust
company ($2.9 billion) under one roof
Wholly owned subsidiary – The Bryn Mawr Trust
Company
Located on Philadelphia’s affluent “Main Line”

Chester
Bucks
Montgomery
Berks
State of Delaware
Philadelphia
New Jersey
Delaware
New Jersey
The Franchise Footprint
9 Full Service Branches/
7 Life Care Facilities
Source: Public School
Review
Average Household Income
$84,600
$41,000
$-
$20,000
$40,000
$60,000
$80,000
$100,000
BMTC Target Market
Penna. State
Average
Percent of Population with
College Degree
0%
20%
40%
60%
70%
BMTC Target Market Penna. State Average
10%
30%
50%
59%
22%

Investment Considerations
A great brand & franchise
Solid financial fundamentals
Excellent overall credit quality
Outstanding target market demographics
New business initiatives driving growth
Well-capitalized

2009 2008 2007
Net Interest Income
(in millions)
$40.8 $37.1 $34.2
Net Interest
Margin
3.85% 3.63% 4.11%
Net Income
(in millions)
$10.3 $9.3 $13.6
Diluted EPS $1.17 $1.08 $1.58
ROA 0.88% 0.89% 1.59%
ROE 10.55% 10.01% 15.87%
Financial Highlights

Financial Highlights - continued
2009 2008 2007
Portfolio Loans &
Leases (in millions)
$887 $900 $803
Wealth Assets in
Total (in billions)
$2.87 $2.26 $2.28
Nonperforming loans
% of loan portfolio 0.80% 0.65% 0.25%
Tangible Book Value
Per Share
$10.40 $9.55 $10.60
Tangible Common
Equity Ratio
7.51% 7.19% 9.02%
Dividends Declared $0.56 $0.54 $0.50

Consistent 2009 Quarterly Results
Net Income
($ in millions)
Basic
Earnings Per
Common
Share
Diluted
Earnings Per
Common
Share
Dividend
Declared Per
Share
4
th
Qtr 2009 $2.64 $0.30 $0.30 $0.14
3
rd
Qtr 2009 2.62 0.30 0.30
0.14
2
nd
Qtr 2009 2.45 0.28 0.28 0.14
1
st
Qtr 2009 2.63 0.31 0.31 0.14

2009 Results
Robust in-market residential mortgage originations
Strong rebound in wealth management assets to $2.9
billion
Improving margin: 3.85% (Q42009) vs. 3.63% (Q42008)
Strong deposit growth
Solid Bank investment portfolio performance with realized
gains of approximately $2.0 million
No OTTI charges in 2007, 2008 or 2009

2009 Results - continued
Lease portfolio charge-offs have declined each quarter in 2009 (Q4
2009: $763 thousand vs. Q4 2008: $1.6 million)
Loan quality strong with nonperforming loans and leases of 80 basis points at 12/31/2009
FDIC insurance and special assessment added to 2009 non-interest expense
Merger related expenses and professional fees increased due to
First Keystone Financial Inc. merger agreement and other initiatives

2010 Strategies
Protect the net interest margin
Complete the First Keystone merger and introduce Bryn
Mawr Trust services to its customers
Expand our Wealth Management offerings
Control expenses
Use banking industry turmoil to attract new clients
Opportunistic expansion
Raise capital as needed
Maintain strong capital and liquidity programs

New Business Initiatives

Announced acquisition of First Keystone Financial, Inc.
Announced on November 2, 2009
$525 million in assets
Expands footprint in Delaware and Chester counties with 8
branches
New opportunities for BMTC Wealth Management, Business
Banking, Retail Banking and Mortgage Banking
BMTC of Delaware
The Delaware Advantage
Generation Skipping Trusts
Directed Trusts
$386 million in assets at December 31, 2009
Growth Initiatives

Bryn Mawr Asset Management
“Lift out” strategy
Two investment advisers hired, approximately $90 million in new assets
Additional opportunities being evaluated
Branch Office Expansion and Modernization
West Chester Regional Banking Center Branch
Wayne branch modernization completed
Paoli branch modernization nearing completion
Havertown branch modernization scheduled
Growth Initiatives - continued

First Keystone Financial, Inc. – Transaction Summary
(1) Based upon BMTC’s average daily closing price for twenty consecutive trading days ending 10/30/2009 ($16.76)
Acquiror:
Bryn Mawr Bank Corporation (NASDAQ: BMTC)
Seller:
First Keystone Financial, Inc. (NASDAQ: FKFS)
Consideration:
Each share of FKFS common stock will be exchanged for
0.6973 BMTC shares
(1)
and $2.06 in cash
Transaction Value:
$34 million
Merger Consideration
Adjustment:
Per Share Merger Consideration subject to downward
adjustment based on the rise of FKFS delinquencies above
a specified level one month prior to close
Board Representation:
Donald Guthrie (Chairman of the FKFS Board of Directors)
will join the BMTC Bank and Holding Company Boards as a
Director
Closing Condition:
Aggregate amount of FKFS delinquencies must be less than
$16.5 million
Required Approvals:
Customary Regulatory and FKFS Shareholders
Expected Closing:
Q3 2010 – Shareholder vote scheduled March 2, 2010
Acquiror:
Bryn Mawr Bank Corporation (NASDAQ: BMTC)
Seller:
First Keystone Financial, Inc. (NASDAQ: FKFS)
Consideration:
Each share of FKFS common stock will be exchanged for
0.6973 BMTC shares
(1)
and $2.06 in cash
Transaction Value:
$34 million (approximate at announcement)
Merger Consideration
Adjustment:
Per Share Merger Consideration subject to downward
adjustment based on the rise of FKFS delinquencies above
a specified level one month prior to close
Board Representation:
Donald Guthrie (Chairman of the FKFS Board of Directors)
will join the BMTC Bank and Holding Company Boards as a
Director
Closing Condition:
Aggregate amount of FKFS delinquencies must be less than
$16.5 million
Required Approvals:
Customary Regulatory and FKFS Shareholders
Expected Closing:

Merger Consideration Adjustment
FKF Delinquencies At Month-
End Preceding Closing
Adjusted Amount Of BMBC
Stock To Be Received For Each
FKF Share
Adjusted Per Share Cash
Consideration  For Each FKF
Share
Less Than $10.5 million 0.6973 $2.06
$10.5 - $12.5 million 0.6834 $2.02
$12.5 - $14.5 million 0.6718 $1.98
$14.5 - $16.5 million 0.6589 $1.95
$16.5 million or more 0.6485 $1.92
Delinquencies are defined in the merger agreement as all loans delinquent 30 days or more, non-accruing loans, other real estate owned, troubled debt restructurings and the aggregate amount of loans charged-off between 10/31/2008 and the month-end preceding closing in excess of $2.5 million. FKF delinquencies at 12/31/2009 were $12.4 million.

First Keystone Financial Inc. - Transaction Highlights
Expands branch footprint into the attractive demographic markets of Delaware and Chester County,
Pennsylvania
Important component of strategic plan
Enhances long-term franchise value
Complementary business mix
Both banks have a “community focus”
Significant potential synergies identified in wealth management services and residential mortgage originations
Low risk Transaction
Extensive due diligence performed
Conservative credit mark estimated
Achievable cost savings identified
Material earnings per share accretion after expensing merger related costs
Attractive internal rate of return
Pro Forma capital ratios remain significantly above “well capitalized” levels

Harleysville
Chalfont
BUCKS
Kulpsville
Montgomeryville
Warrington
Lansdale
North Wales
Warminster
Newtown
Richboro
Limerick
Royersford
Collegeville
Gwynedd
Maple Glen
Horsham
Churchville
Spring City
MONTGOMERY
Eagleville
Ambler
Hatboro
Phoenixville
Trooper
Blue Bell
Willow Grove
Feasterville
Audubon
Bridgeport
Norristown
Whitemarsh
Oreland
Bensalem
Pikeland
Plymouth Meeting
Flourtown
Jenkintown
PENNSYLVANIA
King of Prussia
Conshohocken
Cheltenham
Lionville
Exton
Berwyn
Paoli
Township of Delran
PHILADELPHIA
Thorndale
Downingtown
Newtown Square
Narberth
Palmyra
Caln
CHESTER
Ardmore
BURLINGTON
Newtown Heights
Havertown
Upper Darby
West Chester
Willistown
Drexel Hill
Philadelphia
Lenola
Westtown
Yeadon
Springfield
Darby
Camden
Cherry Hill
Media
Sharon Hill
Glenolden
Folcroft
Haddon Hills
Haddonfield
Concordville
Haddon Heights
Audubon
Village Green
Woodlyn
Ridley Park
Westville
CAMDEN
DELAWARE
Voorhees
Kennett Square
Chester
Magnolia
Paulsboro
West Grove
Boothwyn
Woodbury
Stratford
Clementon
Linwood
Gibbstown
New Garden
Talleyville
Claymont
Blackwood
London
Pine Hill
Mantua
Edgemoor
NEW CASTLE
Wilmington
GLOUCESTER
Pitman
Elsmere
Carneys Point
Penns Grove
Atlantic City Expy
Stanton
New Jersey Tpke
Glassboro
NEW JERSEY
Newark
Wilmington Manor Gardens
Williamstown
DELAWARE
Clayton
Brookside
New Castle
Pennsville
Woodstown
Franklinville
Elkton

Pro Forma Deposit Market Share – Delaware County, PA
2009
Total 2009
Deposits Total
in Market
Branch Market Share
Rank Institution (ST) Count ($M) (%)
1 Wells Fargo & Co. (CA) 21 1,630 15.3
2 Royal Bank of Scotland Group 23 1,585 14.9
3 Toronto-Dominion Bank 14 1,360 12.8
4 Citigroup Inc. (NY) 3 1,040 9.8
5 PNC Financial Services Group (PA) 11 929 8.7
6 Banco Santander S.A. 13 830 7.8
Pro Forma 14 563 5.3
7 Beneficial Mutual Bncp (MHC) (PA) 7 386 3.6
8 Alliance Bancorp of Penn (MHC) (PA) 8 338 3.2
9 First Keystone Financial (PA) 7 337 3.2
10 Bryn Mawr Bank Corp. (PA) 7 226 2.1
Top 10 114 8,662 81.3
Market Total 180 10,651 100.0
Bryn Mawr Bank Corp. (16)
First Keystone Financial, Inc. (8)
Expanding Southeast PA Footprint
($ in millions)
BMTC FKFS Pro Forma
Assets $1,196 $525 $1,721
Loans 886 317 1,203
Deposits 899 354 1,253
Branches 16
(1)
8 24
Pro Forma Financials
Source: SNL Financial
Pro forma financials do not include merger adjustments
BMTC data as of 9/30/2009; FKFS data as of 6/30/2009
(1)
Includes 7 limited service retirement community branches

Time Deposits
32.7%
NOW & Other
Trans. Accts.
16.7%
MMDA,
Savings, &
Other
35.8%
Demand
Deposits
14.8%
Consumer &
Other
24.5%
Commercial &
Industrial
21.6%
Residential
R.E.
22.0%
Commercial
R.E.
26.4%
Construction
R.E.
5.6%
Consumer &
Other
26.8%
Commercial &
Industrial
26.8%
Residential
R.E.
13.3%
Commercial
R.E.
28.9%
Construction
R.E.
4.2%
Pro Forma Loans and Deposits
Source: Company filings
FKFS loan and deposit data as of 6/30/2009
BMTC stand alone loan and deposit data as of 9/30/2009
Time Deposits
26.8%
NOW & Other
Trans. Accts.
14.3%
MMDA,
Savings, &
Other
40.2%
Demand
Deposits
18.7%
Deposits
Loans
BMTC Stand Alone
Total: $886M
Total: $1.2B
Total: $899M
Total: $1.3B
Consumer &
Other
18.0%
Commercial &
Industrial
7.0%
Residential
R.E.
46.1%
Commercial
R.E.
19.4%
Construction
R.E.
9.6%
Time Deposits
47.7%
NOW & Other
Trans. Accts.
22.7%
MMDA &
Savings
24.4%
Demand
Deposits
5.1%
Total: $317M
Total: $354M
BMTC Stand Alone
FKFS Stand Alone BMTC Pro Forma
FKFS Stand Alone BMTC Pro Forma

First Keystone Financial Inc. - Due Diligence
Extensive due diligence conducted by BMTC and third parties during
September 2009.
Extensive credit due diligence conducted
BMTC and third party loan review
Reviewed over 65% of commercial portfolio (CRE, C&I, and Construction)
Multiple Construction / Commercial Real Estate sites visited
Conservative credit mark estimated at 4% to 5% of total loans outstanding including existing Allowance for Loan Loss balance.
Estimated securities portfolio Mark–to–Market
KPMG conducted tax and accounting due diligence

Financial Review Bryn Mawr Bank Corporation Only As of December 31, 2009

$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.31
$1.46
$1.48
$1.08
$1.17
2005
2006
2007 (1)
2008
2009

23 Diluted Earnings Per Share (1) Excludes $0.10 per share gain on sale of real estate

Portfolio Loan & Lease Growth
Total Portfolio Loans & Leases Outstanding ($ in millions)
CAGR : 10.5%
(2005-2009)
$595
$681
$803
$900
$887
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2005 2006 2007 2008 2009

0.9%
0.8%
0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
0.07%
0.12%
0.25%
0.65%
0.80%
2005
2006
2007
2008
2009

25 Asset Quality Nonperforming loans and leases as a % of portfolio loans and leases

Loan Composition at December 31, 2009
$265
$233
$191
$111
$38
$48
Commercial Mortgages
Commercial & Industrial
Home Equity Lines & Loans & Consumer Loans
Residential Mortgages
Construction
Leases
($ in millions)

Small Ticket National Leasing Business
“Lift out”
strategy
Leases outstanding:  $47.7 million at 12/31/2009
Lease portfolio reduced by design - $11.6 million since
12/31/2008
Average yield 10.54%
Quarterly lease charge-offs have continuously
decreased since 12/31/2008
Changes made in underwriting standards and collection
process have improved results

28 $31.3 $33.3 $34.2 $37.1 $40.8 $0 $10 $20 $30 $40 $50 2005 2006 2007 2008 2009 Net Interest Income CAGR: 6.9% (2005-2009) Note: Not on a tax-equivalent basis ($ in millions)

29 3.63% 3.62% 3.59% 3.72% 3.85% 3.4% 3.5% 3.6% 3.7% 3.8% 3.9% 4.0% Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Net Interest Margin On a tax equivalent basis

30 $596 $626 $709 $798 $888 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2005 2006 2007 2008 2009 Deposit Growth Average Annual Deposits ($ in millions)

Average Deposits & Borrowed Funds Mix
Fourth Quarter 2009
$185
$452
$162
$110
$148 $23
Non-Interest Bearing DDA Savings, NOW & Money Market
Time Deposits Wholesale Deposits, IND & IDC
Borrowed Funds Subordinated Debt
($ in millions)

Wholesale Funding Totals
Type
December 31,
2009
% of
Wholesale
Funding
December 31,
2008
% of
Wholesale
Funding
Wholesale CD $ 15.2 6.5% $ 51.3 16.8%
PLIGIT - - 40.0 13.1
FHLB Advances 144.8 61.7 154.9 50.7
CDARS 21.0 9.0 29.1 9.5
IND/IDC 53.6 22.8 30.5 10.0
Total Wholesale Funding $ 234.6 100.0% $ 305.8 100.0%
Total Funding * $ 1,082.7 $ 1,024.4
Total Wholesale
Funding/Total Funding
21.7% 29.9%
* Total Funding = All deposits plus borrowings (includes wholesale funding; excludes sub debt)
($ in millions)

Additional Funding Sources at December 31, 2009
($ in millions)
Available Used
Fed Funds Line of Credit
(7 Banks)
$ 75 $ 0
FHLB of Pittsburgh* $ 448 $145
Federal Reserve Bank –
Discount Window Program
$ 55 $ 0
Total $ 578 $ 145
Total (Percentage) 100% 25%
* Additional FHLB of Pittsburgh common stock would need to be purchased to utilize the unused availability

Investment Portfolio as of December 31, 2009
($ in thousands)
Amortized Fair Unrealized
SECURITY DESCRIPTION (AFS) Cost Value Gain / Loss
U. S. Government Agency $ 85,462 $ 85,061 $ (401)
State, County & Municipal 24,859              25,024                165
FNMA/FHLMC Mortgage Backed Securities 49,318              50,951              1,633
GNMA Mortgage Backed Securities 8,607                8,718              111
Foreign Debt Securities 1,500 1,499 (1)
Bond – Mutual Funds 36,943 36,970 27
Total Investment Portfolio $ 206,689 $ 208,223 $ 1,534
Note: Other assets at December 31, 2009 include approximately $8 million of FHLB of Pittsburgh common stock at cost which is not paying a dividend and cannot be redeemed.

Capital Considerations
Bryn Mawr Bank Corporation elected not to take TARP
Capital
Maintains a “well capitalized” capital position
Selectively add capital as needed to fund growth and
acquisitions
Additional earn out payments for Lau Associates at the
end of 2010 and 2011
Active Dividend Reinvestment and Direct Stock
Purchase Plan (DRIP/DSPP)

Capital Position - Bryn Mawr Bank Corporation
Regulatory
Minimum to be
Well
Capitalized
Actual
12/31/2009
Actual
12/31/2008
Tier I 6.00% 9.41% 8.81%
Total (Tier II) 10.00% 12.53% 11.29%
Tier I Leverage 5.00% 8.35% 8.03%
Common Equity - 8.39% 8.03%
Tangible
Common Equity
- 7.51% 7.13%

Capital Position - Bryn Mawr Trust Company (“Bank”)
Regulatory
Minimum to be
Well
Capitalized
Actual
12/31/2009
Actual
12/31/2008
Tier I 6.00% 9.06% 8.49%
Total (Tier II) 10.00% 12.20% 10.98%
Tier I Leverage 5.00% 8.03% 7.70%

Capital Raised in 2009
$7.5 million in subordinated debt in April 2009 (Tier Two)
$2.5 million in common stock in April 2009
DRIP/DSPP to provide an incremental stream of capital
Request for Waiver Plan raised approximately $1.6 million
over a two week period ($1.2 million in 2009 and $400
thousand in 2010). See Plan prospectus for additional
information

$2.04
$2.18
$2.28
$2.26
$2.87
$1.0
$1.5
$2.0
$2.5
$3.0
2005 2006 2007 2008 2009
Assets Under Management, Administration,
Supervision and Brokerage (1)
($ in billions)
(1)   Excludes Community Banks 2005 - 2007

40 $11.5 $12.4 $13.5 $13.8 $14.2 $3 $6 $9 $12 $15 2005 2006 2007 2008 2009 Wealth Management Fees ($ in millions) CAGR: 5.4% (2005 – 2009)

Summary
Outstanding franchise in a vibrant, growing market
Focus on Wealth Services, Business Banking and
Private Banking
Investing in growth opportunities today for earnings
growth tomorrow
Announced acquisition will expand footprint
Solid 2010 strategy to succeed in current economic
environment

Thank You
Joseph Keefer, EVP
610- 581- 4869
jkeefer@bmtc.com
Duncan Smith, CFO
610- 526 – 2466
jdsmith@bmtc.com
Ted Peters, Chairman
610-581-4800
tpeters@bmtc.com
Frank Leto, EVP
610-581-4730
fleto@bmtc.com